Statement of Additional Information Supplement
John Hancock Variable Insurance Trust
Science & Technology Trust (the fund)
Supplement dated October 1, 2023 to the current Statement of Additional Information, as may be supplemented (the SAI)
Effective immediately, Anthony Wang is added as a portfolio manager of the fund. Ken Allen will continue as a portfolio manager of the fund, and together with Anthony Wang will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
Accordingly, effective immediately, the following information regarding Mr. Wang supplements the information presented in Appendix B - Portfolio Manager Information, which provides additional information about the portfolio managers of the subadvisor, T. Rowe Price Associates, Inc.
Portfolio Managers and Other Accounts Managed
The following table reflects information regarding other accounts for which Anthony Wang has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is Anthony Wang’s investment in the fund and similarly managed accounts.
The following table reflects information as of August 31, 2023:
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)
Anthony Wang	0	0	0	0	0	0
Performance-Based Fees for Other Accounts Managed. Of the accounts in the table listed above, those for which the subadvisor receives a fee based on investment performance are listed in the table below:
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)
Anthony Wang	0	0	0	0	0	0
Ownership of the Fund and Similarly Managed Accounts
The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by Anthony Wang as of August 31, 2023. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio manager that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund. Anthony Wang’s ownership of fund shares is stated in the footnote that follows the table.
Portfolio Manager	Dollar Range of Shares Owned[1]
Anthony Wang	None
1
As of August 31, 2023, Anthony Wang beneficially owned $0 of the fund.
In addition, effective January 1, 2024, Ken Allen will no longer serve as a portfolio manager for the fund. Accordingly, all references to Mr. Allen will be removed from the SAI as of January 1, 2024.
You should read this supplement in conjunction with the SAI and retain it for your future reference.